As filed with the Securities and Exchange Commission on April 29, 2002

Securities Act File No. 2-57060

Investment Company Act File No. 811-2642

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 29	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 25	☒
(Check appropriate box or boxes)

The Corporate Fund Accumulation

Program, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 9011, Princeton, New Jersey 08543-9011

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (609) 282-2000

TERRY K. GLENN

The Corporate Fund Accumulation Program, Inc.
800 Scudders Mill Road, Plainsboro, New Jersey 08536
(Name and Address of Agent for Service)

Copies to:

Leonard B. Mackey, Esq. CLIFFORD CHANCE ROGERS & WELLS LLP 200 Park Avenue New York, New York 10166	Philip L. Kirstein, Esq. FUND ASSET MANAGEMENT, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

☒ on April 30, 2002 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)
☐ on (date) pursuant to paragraph (a)(i)
☐ 75 days after filing pursuant to paragraph (a)(ii)
☐ on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock

    Investment Managers
www.mlim.ml.com
Prospectus
April 30, 2002

The Corporate Fund Investment Accumulation Program

The Corporate Fund Investment Accumulation Program is only open to holders of units of Corporate Income Fund, International Bond Fund and Corporate Investment Trust Fund for reinvestment of distributions on those units.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

PAGE

KEY FACTS

The Corporate Fund Investment Accumulation Program at a Glance	3
Risk/ Return Bar Chart	5
Fees and Expenses	6

DETAILS ABOUT THE PROGRAM

How the Program Invests	7
Investment Risks	8

YOUR ACCOUNT

Participation in the Program	16
How to Buy, Sell, Transfer and Exchange Shares	17

MANAGEMENT OF THE PROGRAM

Fund Asset Management	21
Financial Highlights	22

FOR MORE INFORMATION

Shareholder Reports	Back Cover
Statement of Additional Information	Back Cover

THE CORPORATE FUND INVESTMENT ACCUMULATION PROGRAM

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Fixed-Income Securities — securities that pay a fixed rate of interest or a fixed dividend.

Corporate Bonds or Notes — fixed-income debt securities issued by corporations, as distinct from securities issued by a government or its agencies or instrumentalities.

Investment Grade Securities — fixed-income securities rated in the four highest rating categories by recognized rating agencies, including Moody’s Investors Service, Inc., Standard & Poor’s or Fitch, Inc.

Foreign Securities — securities issued by a foreign corporation or government, as distinct from securities issued by a U.S. corporation or the U.S. government.

THE CORPORATE FUND INVESTMENT ACCUMULATION

PROGRAM AT A GLANCE

What is the Corporate Fund Investment Accumulation Program (the “Program”)?

The Program invests distributions made to holders of units of the Corporate Income Fund, International Bond Fund and the Corporate Investment Trust Fund. Holders of units of these unit trust funds may elect to have their distributions reinvested in shares of the Program rather than paid in cash. The Program is not open to investment by persons who are not holders of units of the participating unit trust funds and investments in the Program are limited to reinvestment of distributions.

What is the Program’s investment objective?

The investment objective of the Program is to provide shareholders with a high level of current income by investing in a diversified portfolio of fixed-income securities that are primarily corporate bonds or notes.

What are the Program’s main investment strategies?

Under normal circumstances, the Program invests at least 80% of its net assets in corporate bonds or notes. The Program invests primarily in corporate bonds with remaining maturities of two years or more. The Program invests only in investment grade securities and, measured at the time of purchase, at least 75% of the securities in which the Program invests will be rated in the three highest rating categories. The Program may also invest up to 25% of its total assets in foreign securities that meet the Program’s investment criteria. When choosing investments, the Program management considers various factors, including credit quality of issuers, yield analysis, and diversification.

What are the main risks of investing in the Program?

As with any fund, the value of the Program’s investments — and therefore the value of the Program’s shares — may fluctuate. These changes may occur in response to interest rate changes or in response to other factors, including financial condition, that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of fixed-income securities goes down. Bonds with longer maturities are affected more by changes in interest rates than bonds with shorter maturities. The Program faces additional risks when it invests in foreign securities, including changes in foreign currency exchange rates, liquidity risk and the possibility of substantial volatility due

THE CORPORATE FUND INVESTMENT ACCUMULATION PROGRAM
3

to adverse political, economic or other developments. If the value of the Program’s investments goes down, you may lose money.

Who should invest?

The Program allows for the automatic reinvestment of distributions made to holders of units of certain unit trust funds. The Program may be an appropriate investment for you if you:

•	Want to automatically reinvest distributions you receive from a participating unit trust fund

•	Are looking for an investment that provides income

•	Want a professionally managed and diversified portfolio

•	Are willing to accept the risk of loss of income and principal caused by negative economic developments, changes in interest rates or adverse changes in the price of bonds in general

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RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Program. The bar chart shows changes in the Program’s performance for each of the past ten calendar years. The table compares the average annual total returns of the Program’s shares for the periods shown with those of the Merrill Lynch US Corporate A-AAA Rated Index. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured. The after-tax returns do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Program shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts. How the Program performed in the past is not necessarily an indication of how the Program will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.60% (quarter ended March 31, 1993) and the lowest return for a quarter was -4.75% (quarter ended March 31, 1994). The Program’s year-to date return as of March 31, 2002 was
-1.16%.

Average Annual Total Returns	Past	Past	Past
(as of December 31, 2001)	One Year	Five Years	Ten Years

The Corporate Fund IAP
Return Before Taxes*	8.32%	6.08%	6.36%
Return After Taxes on Distributions*	6.13%	3.72%	3.75%
Return After Taxes on Distributions and	5.02%	3.67%	3.81%
Sale of Program Shares*

ML US Corporate A-AAA Rated Index**	10.86%	7.47%	7.76%
(reflects no deduction for fees, expenses or taxes)

*	Includes all applicable fees and sales charges.

**	This unmanaged Index is comprised of all industrial bonds rated A-AAA, of all maturities.

Past performance is not predictive of future performance.

THE CORPORATE FUND INVESTMENT ACCUMULATION PROGRAM
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UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which the Program may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges which you may pay when you buy or sell shares of the Program.

Expenses paid indirectly by the shareholder:

Annual Program Operating Expenses — expenses that cover the costs of operating the Program.

Management Fee — a fee paid to the Investment Adviser for managing the Program.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Program. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None

Redemption Fee	None

Exchange Fee	None

Annual Program Operating Expenses (expenses that are deducted from Program assets):

Management Fee	0.50%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.72%

Total Annual Program Operating Expenses	1.22%

Example

This example is intended to help you compare the cost of investing in the Program with the cost of investing in other mutual funds by illustrating the costs to you if you redeem after one, three, five and ten years.

This example assumes that you invest $10,000 in the Program for the time periods indicated, that dividends are reinvested, that your investment has a 5% return each year and that the Program’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$124	$387	$670	$1,477

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ABOUT THE PORTFOLIO MANAGERS

Robert Peterson is a Vice President and a co-portfolio manager of the Program. Mr. Peterson has been a Managing Director of Merrill Lynch Investment Managers since 1997 and was a Vice President from 1985 to 1997. Mr. Peterson has been responsible for the management of the Program since 2002.

Melinda Raso is a Vice President and a co-portfolio manager of the Program. Ms. Raso has been a Vice President of Merrill Lynch Investment Managers since 1994. Ms. Raso has been responsible for the management of the Program since 2002.

HOW THE PROGRAM INVESTS

The investment objective of the Program is to seek to provide shareholders with a high level of current income. The Program invests in a diversified portfolio of fixed-income securities. Under normal circumstances, the Program invests at least 80% of its net assets in corporate bonds or notes. The Program invests primarily in corporate bonds with remaining maturities of two years or more. The fixed-income securities will be payable in U.S. dollars and will not have any equity conversion or other equity features. Such securities may be secured or unsecured, or may be subordinated to other indebtedness.

The Program invests only in investment grade securities and, measured at the time of purchase, at least 75% of the securities in which the Program invests will be rated in the three highest rating categories (“A” or better). Under current market conditions, the Board of Directors of the Program has determined that the Program will not purchase fixed-income securities if one or more of the recognized rating agencies has rated the security below investment grade. However, the Program may continue to hold securities that, after purchase, are downgraded to a rating below investment grade. This policy adopted by the Board of Directors is discretionary and may be changed from time to time.

The Program may invest up to 25% of its assets in foreign securities that meet the Program’s investment criteria.

At times the Program may have a high portfolio turnover rate which may result in higher trading costs and adverse tax consequences.

Program management considers a variety of factors when choosing investments, such as:

•	Credit Quality of Issuers — based on bond ratings and other factors including the financial condition of the issuer and general economic conditions.

•	Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (yields on obligations having the same credit characteristics but different maturities — longer term obligations typically have higher yields).

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ABOUT THE INVESTMENT ADVISER

The Program is managed by Fund Asset Management.

•	Diversification — The Program will not concentrate its investments in a single industry. The Program seeks to achieve this by attempting to diversify its investments, while taking into consideration the availability of investments meeting the Program’s other investment criteria.

As a temporary measure for defensive purposes, or to provide liquidity, the Program may invest without limitation in short-term instruments. Short-term investments may limit the potential for income on your shares. During defensive periods the Program may not achieve its investment objective.

Although not among its principal strategies, the Program may also invest in collateralized mortgage obligations, and may lend its portfolio securities, invest in repurchase agreements and make forward commitments. For further information on these investments, see the Statement of Additional Information.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Program. As with any mutual fund, there can be no guarantee that the Program will meet its investment objective or that the Program’s performance will be positive for any period of time.

Bond Market and Selection Risk — Bond market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Program management selects will underperform the market or other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

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Interest Rate Risk — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Risks associated with certain types of obligations in which the Program may invest include:

Foreign Market Risk — Since the Program may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such foreign investments involve special risks not present in U.S. investments that can increase the chances that the Program will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.

•	The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•	Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Program’s ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect the Program’s operations.

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•	Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

•	Because there are fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Program to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

•	Non-U.S. markets have different clearance and settlement procedures and in certain markets, settlements may be unable to keep pace with the volume of securities transactions which may cause delays. This means that the Program’s assets may be uninvested and not earning returns. The Program may miss investment opportunities or be unable to dispose of a security because of these delays.

Currency Risk and Exchange Risk — Securities in which the Program invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of such securities of the Program. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/ Accounting Standards — Many foreign governments supervise and regulate brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other

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counties are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Program management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Program can earn on its investments.

Certain Risks of Holding Program Assets Outside the United States — The Program generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Program’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Program to buy, sell and hold securities in certain foreign markets than in the United States The increased expense of investing in foreign markets reduces the amount the Program can earn on its investments and typically results in a higher operating expense ratio for the Program than investment companies invested only in the United States.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation, or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition. the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions, or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign

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investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious, and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Sovereign Debt — The Program may invest in sovereign debt securities issued or guaranteed by foreign government entities. Investments in sovereign debt subjects the Program to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its sovereign debt. Some of these reasons may include: cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay.

Collateralized Mortgage Obligations — The Program may invest in collateralized mortgage obligations (“CMOs”), which are pass-through securities collateralized by mortgage pools. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. In general, mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Program has to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Most mortgage-backed securities are issued by federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Principal and interest payments on mortgage-backed securities issued by federal government agencies are guaranteed by either the federal government or a government agency. This means that such securities have very little credit risk. Other mortgage-backed securities are issued by private corporations rather than federal agencies. Private mortgage backed securities have credit risk as well as prepayment risk and extension risk.

Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent or by reference to a short-term interest rate index). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. The values of inverse floaters are therefore more volatile than their underlying securities. If the Program invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Program management, it is possible that the Program could lose all or substantially all of its investment.

Restricted Securities — The Program may invest up to 10% of its total assets in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They may include “private placement” securities that the Program buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Program may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Program may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Program management

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receives material adverse nonpublic information about the issuer, the Program will not be able to sell the securities.

When-Issued Securities, Delayed-Delivery Securities and Forward Commitments — When-issued and delayed-delivery securities and forward commitments involve the risk that the security the Program buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Program loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Repurchase Agreements — The Program may invest in obligations which are subject to repurchase agreements with any member bank of the Federal Reserve System or primary dealer in U.S. Treasury Securities. The bank or dealer agrees to repurchase the security from the Program at a set time and price, which sets the yield. If the bank or dealer defaults, the Program may suffer time delays and incur costs and possible losses.

Securities Lending — The Program may lend securities to financial institutions that provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Program may lose money and there may be a delay in recovering the loaned securities. The Program could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger tax consequences to the Program.

Illiquid Investments — The Program may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Program buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Borrowing and Leverage — The Program may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Program shares and in the return on the Program’s portfolio. Borrowing will cost the Program interest expense and other fees. The cost of borrowing may reduce the Program’s return. Certain securities that the Program buys may create leverage including, for example, when-issued securities and forward commitments.

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STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Program, including how it invests, please see the Statement of Additional Information.

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15

PARTICIPATION IN THE PROGRAM

The purpose of the Program is to permit you to reinvest distributions you receive on units you hold of certain unit trust funds. The unit trust funds include all series of the Corporate Income Fund, International Bond Fund and the Corporate Investment Trust Fund. Distributions on units held by you will be paid to you in cash unless you elect to reinvest the distributions in shares of the Program by sending written notice to the program agent. The program agent is The Bank of New York, 5 Penn Plaza, New York, New York 10286. You may also change an election you have made to participate in the Program by notifying the program agent. Your initial notice and notice of any change must be received by the program agent at least 10 days prior to the record date of the first distribution to which you want such change to apply.

Distributions on units of the unit trust funds may consist of interest income or capital gains or principal on the units. You may elect to have some or all of these distributions reinvested in shares of the Program. Any distribution that you elect to have reinvested in shares of the Program will be automatically reinvested by the program agent on your behalf on the date the distribution is made. On that date, the distribution will be applied to the purchase of shares of the Program at net asset value, without a sales charge. If you have elected to have distributions of principal on your units invested in shares of the Program, the proceeds of redemption or payment at maturity of securities held in the unit trust fund represented by your units will be invested in shares of the Program, rather than being distributed to you in cash.

The program agent will mail to you a report of each distribution that is reinvested in shares of the Program. Even though distributions are being reinvested in shares of the Program, for Federal income tax purposes, you will be considered to have received those distributions.

The Board of Directors of the Program may decide to change the terms of investment in shares of the Program or terminate the Program entirely without notice to you. In addition, the Board of Directors of the Program may appoint a substitute program agent or an additional program agent.

The administrators of the Program are Merrill Lynch, Pierce Fenner & Smith Incorporated, Prudential Securities Incorporated, Morgan Stanley Dean Witter Inc. and Salomon Smith Barney Inc. The Administrators are the sponsors of the unit trust funds.

For further details of the terms and conditions of the Program see the Statement of Additional Information.

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HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares of the Program.

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, decide whether you want to participate in the Program	Refer to the description of the Program on page 16. Be sure to read this prospectus carefully.

	Next, determine what distributions from the unit trust funds you want to reinvest	Distributions from the unit trust funds may consist of interest income, capital gains or principal. You may reinvest the distributions of interest income or of capital gains or of principal, or you may reinvest all distributions.

	Notify the program agent of your election to reinvest some or all distributions you receive from the unit trust funds	The notice must be in writing and received by the program agent at least ten days before the record date for the first distribution you want to have reinvested.

	Decide whether your shares will be held in an account with your securities dealer or with the program agent	Consult your securities dealer. Under certain circumstances, your securities dealer may not be able to hold your shares in your account with the securities dealer.

Add to Your Investment	Purchase additional shares	Once you have elected to participate in the Program, distributions from the unit trust funds that you have elected to have reinvested in the Program will be automatically reinvested. If you have not already elected to have all of your distributions from unit trust funds reinvested, you may notify the program agent that you wish to reinvest more of your distributions.

	Acquire additional shares through the Program’s automatic dividend reinvestment plan	All dividends on shares of the Program are automatically reinvested in additional shares of the Program without a sales charge.

Stop Reinvesting Distributions in Shares of the Program	Notify the program agent in writing	Your election to stop reinvesting some or all distributions from the unit trust funds in shares of the Program will be effective for any distribution that has a record date that is more than ten days after the program agent receives your written notice.

Transfer Shares to Another Securities Dealer	Transfer to a participating securities dealer	You may transfer your shares of the Program only to another securities dealer that has entered into an agreement with Merrill Lynch. All future trading of these assets must be coordinated by the receiving firm.

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If You Want to	Your Choices	Information Important for You to Know

Transfer Shares to Another Securities Dealer (continued)	Transfer to a non-participating securities dealer	You must either: • Transfer your shares to an account with the Program Agent; or • Sell your shares.

Sell Your Shares	Have your securities dealer submit your sales order to one of the Administrators	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers may charge a fee to process a redemption of shares. No processing fee is charged if you redeem shares held by the Program Agent.

The Program may reject an order to sell shares under certain circumstances.

Sell through the Program Agent	You may sell shares held at the Program Agent by writing to the Program Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Program Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request.

If you hold share certificates, they must be delivered to the Program Agent before they can be converted. Check with the Program Agent or your securities dealer for details.

THE CORPORATE FUND INVESTMENT ACCUMULATION PROGRAM
18

If You Want to	Your Choices	Information Important for You to Know

Exchange Your Shares	You may exchange your shares for shares of another program. Be sure to read that program’s prospectus	You can exchange your shares of the Program for shares of The Municipal Fund Accumulation Program, Inc. You must have held the shares used in the exchange for at least 60 calendar days before you can exchange to the other program.

To exercise the exchange privilege, contact one of the Administrators or the Program Agent.
Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Because of the high cost of maintaining smaller shareholder accounts, the Program may redeem the shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Program makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Program takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

THE CORPORATE FUND INVESTMENT ACCUMULATION PROGRAM
19

Net Asset Value — the market value of the Program’s total assets after deducting liabilities, divided by the number of shares outstanding.
Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Program shares as they are paid.
HOW SHARES ARE PRICED

Each distribution on your units will automatically be applied to purchase shares at net asset value. This is the offering price. Shares are also redeemed at their net asset value. The Program calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed.

DIVIDENDS AND TAXES

The Program will distribute net investment income monthly and net realized long-term capital gains annually. If you would like to receive dividends in cash, contact the Program Agent. You will pay tax on dividends from the Program whether you receive them in cash or additional shares.

By law, your dividends will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

If you redeem Program shares or exchange them for shares of The Municipal Fund Accumulation Program, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. The Program intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains are generally taxed at different rates than ordinary income dividends.

This section summarizes some of the consequences of an investment in the Program under current Federal tax laws. It is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences to you of an investment in the Program under all applicable tax laws.

THE CORPORATE FUND INVESTMENT ACCUMULATION PROGRAM
20

FUND ASSET MANAGEMENT

Fund Asset Management, L.P., the Program’s Investment Adviser, manages the Program’s investments and its business operations under the overall supervision of the Program’s Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Program. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives. For the fiscal year ended December 31, 2001, the Program paid the Investment Adviser a fee at the annual rate of 0.50% of the average daily net assets of the Program.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates, including Merrill Lynch Investment Managers, had approximately $517 billion in investment company and other portfolio assets under management as of March 2002. This amount includes assets managed for Merrill Lynch affiliates.

The Investment Adviser, together with the Administrators of the Program, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities Incorporated, Morgan Stanley Dean Witter Inc., and Salomon Smith Barney Inc. are responsible for the overall management of the Program’s business operations. The Administrators perform certain management services necessary for the operation of the Program and provide all the office space, facilities and necessary personnel for such services. For these services, the Investment Adviser pays the Administrators an aggregate monthly fee at the annual rate of 0.20% of the Program’s average daily net assets.

THE CORPORATE FUND INVESTMENT ACCUMULATION PROGRAM
21

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Program’s financial performance for the past five years. Certain information reflects financial results for a single Program share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Program (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Program’s financial statements, are included in the Program’s Annual Report, which is available upon request.

	For the Year Ended December 31,
Increase (Decrease) in
Net Asset Value:	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$20.34	$19.77	$21.62	$21.13	$20.69

Investment income — net	1.08 †	1.21 †	1.17 †	1.19 †	1.22

Realized and unrealized gain (loss) on investments — net	.57	.58	(1.84)	.50	.44

Total from investment operations	1.65	1.79	(.67)	1.69	1.66

Less dividends:
Investment income — net	(1.08)	(1.22)	(1.18)	(1.20)	(1.22)
In excess of investment income — net	—	—	—††	—	—

Total dividends	(1.08)	(1.22)	(1.18)	(1.20)	(1.22)

Net asset value, end of year	$20.91	$20.34	$19.77	$21.62	$21.13

Total Investment Return:

Based on net asset value per share	8.32%	9.21%	(3.14%)	8.24%	8.30%

Ratios to Average Net Assets:

Expenses	1.22%	1.10%	1.11%	1.00%	.99%

Investment income — net	5.17%	6.16%	5.69%	5.60%	5.84%

Supplemental Data:

Net assets, end of year (in thousands)	$59,179	$58,967	$63,150	$71,131	$72,381

Portfolio turnover	227%	127%	61%	66%	90%

†	Based on average shares outstanding.

††	Amount is less than $.01 per share.

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THE CORPORATE FUND INVESTMENT ACCUMULATION PROGRAM

THE CORPORATE FUND INVESTMENT ACCUMULATION PROGRAM

For More Information

Shareholder Reports

Additional information about the Program’s investments is available in the Program’s annual and semi-annual reports to shareholders. In the Program’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Program’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Program will send you one copy of each shareholder report and certain other mailings, regardless of the number of Program accounts you have. To receive separate shareholder reports for each account, write to the Program Agent at its mailing address. Include your name, address, tax identification number and brokerage or Program account number. If you have any questions, please call your securities dealer or the Program Agent at 1-800-221-7771.

Statement of Additional Information

The Program’s Statement of Additional Information contains further information about the Program and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Program at The Bank of New York, 5 Penn Plaza, New York, New York 10286 or by calling 1-800-221-7771.

Contact your securities dealer or the Program at the following address and telephone number if you have any shareholder inquiries or would like to request other information about the Program. The address of the Program is P.O. Box 9011, Princeton, New Jersey 08543-9011, and its telephone number is (609) 282-2000.

Information about the Program (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file #811-2642

© Fund Asset Management, L.P.
   Investment Managers
Prospectus
April 30, 2002

The Corporate Fund
Investment Accumulation
Program

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
www.mlim.ml.com

STATEMENT OF ADDITIONAL INFORMATION

The Corporate Fund Investment Accumulation Program

Shares of Common Stock

      The Corporate Fund Accumulation Program, Inc. (the “Program”) is an open-end management investment company whose primary objective is to obtain a high level of current income through investment in a diversified portfolio (the “Portfolio”) of fixed-income securities that are primarily corporate bonds or notes. Shares of the Program are offered without sales charge to the holders of Units of certain series of Unit Trust Funds described in the Prospectus in order to provide a means for the automatic reinvestment of distributions of interest or dividend income and capital gains and principal on such Units in Shares of the Program on the Terms and Conditions of Participation set forth herein. There can be no assurance that the investment objective of the Program will be realized. The address of the Program is P.O. Box 9011, Princeton, New Jersey 08543-9011, and its telephone number is (609) 282-2000.

Investment Adviser

Fund Asset Management, L.P.

Administrators

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Prudential Securities Incorporated
Morgan Stanley Dean Witter Inc.
Salomon Smith Barney Inc.

      This Statement of Additional Information of the Program is not a prospectus and should be read in conjunction with the Prospectus of the Program (the “Prospectus”) dated April 30, 2002, which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Program at the above telephone number or address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Program’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m., Eastern time, on any business day.

The date of this Statement of Additional Information is April 30, 2002

THE PROGRAM

In General

      The investment objective of the Program is to provide a high level of current income to its shareholders through investment in a diversified portfolio (the “Portfolio”) of fixed-income securities that are primarily corporate bonds or notes (see “Investment Objectives and Policies” herein and “How the Program Invests” in the Prospectus for a discussion of the investment objectives and policies of the Program). This investment objective is a fundamental policy of the Program. The Program is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

      The Corporate Income Fund, International Bond Fund and the Corporate Investment Trust Fund (the “Unit Trust Funds”) consist of a number of different unit investment trusts holding portfolios of fixed income securities issued primarily by corporations. The Program has been formed to facilitate reinvestment of distributions on units (the “Units”) of the various series of the Unit Trust Funds which hold long and intermediate-term corporate debt securities. Since the Program is an open-end investment company, the shares of capital stock, $.01 par value, of the Program (the “Shares”) are redeemable by the holder at the net asset value next determined after the receipt of the redemption request in proper form.

Terms and Conditions of Participation

      All persons who are or who become registered holders of Units of series of the Unit Trust Funds offering a reinvestment option are eligible to participate in the Program and are herein called “Holders.” Holders include brokers or nominees of banks and other financial institutions which are or become registered holders of Units. Such eligibility is subject to the terms and conditions of participation (the “Terms and Conditions”) set forth under this caption.

      Distributions on Units of series of the Unit Trust Funds offering a reinvestment option will be paid in cash unless Holders elect to reinvest such distributions in the Program by sending a notice in writing to the program agent. Each Holder participating in the Program will receive a copy of the Program’s prospectus (the “Prospectus”) and may request a copy of the Program’s Statement of Additional Information; a Holder not participating in the Program may request a copy of the Prospectus and this Statement of Additional Information. Holders of Units may elect to participate in the Program or to change a previous election by notice in writing to the program agent. Notice of any change in the basis of participation or of election to participate in the Program must be received by the program agent in writing at least ten days prior to the record day for the first distribution to which such notice is to apply.

      Under these Terms and Conditions, both distributions of interest or dividend income and distributions of capital gains, if any, and principal (or either such type of distribution) on Units of Holders participating in the Program will be invested without sales charge in Shares. Holders who are participating in the Program and whose Units are therefore subject to these Terms and Conditions are herein called “Shareholders.” The Bank of New York (5 Penn Plaza, New York, New York 10286) will act as the program agent (the “Agent”) for the Shareholders. All securities, cash and other similar assets of the Program will be held by the Agent as custodian. The Agent also acts as the Program’s dividend disbursing agent, transfer agent and registrar and performs certain other services for the Program.

      Under these Terms and Conditions, each distribution of interest or dividend income and capital gains, if any, and principal on a Shareholder’s Units, will, on the date of such distribution, automatically be received by the Agent on behalf of such Shareholder and applied to purchase Shares at net asset value, without sales charge. In the case of Holders of Units whose distributions of principal are being invested in the Program, the proceeds of redemption or payment at maturity of securities held in the Unit Trust Funds represented by the Holder’s Units will be invested in Shares, rather than being distributed in cash to the Holder. Net interest income, after expenses, received by the Program on obligations in its portfolio will be distributed by the Program monthly and net realized capital gains, if any, will be distributed at least annually. Such distributions will be reinvested automatically in Shares of the Program unless the Shareholder elects, by written notice to the Agent, not to have such distributions reinvested in Shares (see “Dividends and Taxes” herein).

      In addition to their right to redeem their Shares and receive a payment equal to the net asset value thereof (see “Redemption of Shares” and “Exchange Privilege” herein), Shareholders may at any time, by so notifying the Agent in writing (the Agent will deliver a copy of such notice to the trustee for the respective series of the Unit Trust Funds), elect to (i) terminate their participation in the Program and thereafter receive all distributions on their Units in cash, (ii) terminate their participation in part as to distributions of capital gains and principal on their Units and thereafter receive distributions in cash out of the principal accounts for the respective Unit Trust Funds or (iii) terminate their participation in part, as to distributions of interest on their Units and thereafter receive future distributions in cash out of the income accounts for the respective series.

      All the costs of establishing and administering the Program and these Terms and Conditions are borne by the Program. The administrators of the Program (the “Administrators”) are Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Prudential Securities Incorporated, Morgan Stanley Dean Witter Inc., and Salomon Smith Barney Inc., which are sponsors of the Corporate Income Fund and International Bond Fund. Prudential is the sponsor of outstanding series of the Corporate Investment Trust Fund. The investment adviser to the Program is Fund Asset Management, L.P. (the “Adviser” or “FAM”), P.O. Box 9011, Princeton, New Jersey 08543-9011, a registered investment adviser and an affiliate of Merrill Lynch. The Adviser receives as annual compensation, payable monthly, for its services in connection with the Program a fee of 0.50% of the average net assets of the Program. The Administrators receive from the Adviser as annual compensation, payable monthly, for their services in connection with the Program a fee of 0.20% of the average net assets of the Program (see “Investment Advisory and Administration Agreements”).

      The Agent will mail to each Shareholder a report of each transaction undertaken for such Shareholder in receiving distributions and purchasing Shares. Distributions on Units which are applied to purchase Shares are considered to have been distributed to Shareholders for Federal income tax purposes, and all taxes which are payable in respect to such distributions must be paid by Shareholders regardless of participation in the Program.

      On tender for redemption of any or all of his Shares, a Shareholder will be entitled to receive within seven days a payment representing the net asset value of the Shares (including fractional Shares), provided that such right of redemption may be suspended or postponed under certain circumstances described under “Redemption of Shares” and “Exchange Privilege” herein.

      If the Holder is a broker or a nominee of a bank or another financial institution, the trustee and Agent will apply these Terms and Conditions on the basis of the respective numbers of Units certified from time to time by such Holder to be the total numbers of Units registered in such Holder’s name and held for the accounts of beneficial owners who are to participate in the Program, upon the several bases of participation offered by the Program at the time. It is anticipated, however that, due to administrative problems connected with Units held in “street name,” other than by Merrill Lynch, such Units will be registered in the names of the beneficial owners thereof unless such owners select not to participate in the Program.

      Merrill Lynch or its nominee holds in its name Program Shares for the accounts of customers whose Unit Trust Funds are held in Merrill Lynch accounts and who elect to reinvest in the Program. These Shares may be transferred to an account in the customer’s name with the Agent upon request. Merrill Lynch maintains records identifying the names and addresses of these customers and their Share balances, and will be compensated for these services by the Agent out of the fees it receives from the Program.

      Experience may indicate that changes in these Terms and Conditions are desirable or that this offering should be terminated. Such changes may be made or this offering may be terminated at the direction of the Board of Directors of the Program (the “Board”) without notice to any Shareholder. The Board may at any time appoint a substitute Agent or an additional agent to act for the Program.

INVESTMENT OBJECTIVES AND POLICIES

      The investment objective of the Program is to provide a high level of current income to its Shareholders through investment in a diversified portfolio of fixed-income securities that are primarily corporate bonds or notes. Under normal circumstances the Program invests at least 80% of its net assets in corporate bonds or notes. This is a non-fundamental policy that may be changed by the Board of Directors upon providing shareholders with at least 60 days prior written notice.

General

      In making the Program’s investments, the Adviser considers the following factors, among others:

(i) the quality of the debt obligations, (a) not less than 75% of which (determined on the basis of current value) will at the time of acquisition be rated “A” or better by a nationally recognized statistical rating organization (“NRSRO”), including Standard & Poor’s (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”), and all of which will at such time be rated “BBB/ Baa” or better by a NRSRO or (b) which will have, in the opinion of the Adviser, similar credit characteristics. (Under current market and other conditions, the Board has determined that all of the debt obligations in which the Program invests will at the time of acquisition be rated “BBB” or “Baa” or better by the NRSROs or will have, in the opinion of the Adviser, similar credit characteristics. No split-rating below “BBB” or “Baa” by one or more of the NRSROs at the time of acquisition will be permitted.) (See Appendix: “Description of Corporate Bond Ratings” for a description of rating categories);

(ii) the yield and price of the debt obligations relative to other debt securities of comparable quality and maturity; and

(iii) the diversification of the debt obligations, subject to the considerations as to concentration of the Portfolio discussed below, taking into account the availability on the market of issues in various utility and industry classifications which meet the Program’s quality, rating, yield and price criteria.

      While the Program will invest the proceeds of the sale of its Shares (and other cash proceeds such as those generated by redemptions, maturities or sales of portfolio securities) as promptly as possible, some short period of time may elapse between the time the Program receives such proceeds and the time such proceeds are invested by the Program. However, the Program reserves the right to extend such period for defensive purposes. During such period such proceeds may be held in cash or invested in temporary investments (short-term governmental obligations, commercial paper, and other short-term obligations such as short-term floating rate instruments, certificates of deposit, bankers’ acceptances and repurchase agreements) which have credit characteristics, in the opinion of the Adviser, similar to those provided for other Portfolio securities.

      Other than the short-term obligations referred to in the preceding paragraph, the debt obligations in the Portfolio will consist of bonds, debentures, notes or other straight debt obligations (payable in United States dollars and not having any equity conversion or other equity features) which may be secured or unsecured, or may be subordinated to other indebtedness. The fact that a debt obligation may cease to be rated or that its rating may be reduced below the ratings referred to above will not require that it be eliminated from the Portfolio but will be considered by the Adviser in determining whether it should be retained or sold.

      An investment in the Program should be made with an understanding of the risks which an investment in fixed-rate long- and intermediate-term debt obligations may entail, including the risk that the value of the Portfolio, and hence the net asset value of the Shares, will decline with increases in interest rates. Interest rates and, thus, the value of fixed-rate debt obligations have fluctuated substantially in recent periods and may continue to do so in the future.

      A portion of the Program’s assets may be invested in debt obligations rated BBB/ Baa by one or more NRSROs. Although debt obligations rated BBB normally exhibit adequate protection parameters, they entail a greater degree of risk and are of a more speculative nature than obligations rated in the higher categories.

Therefore, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt obligations in this category than in higher rated categories. Debt obligations rated Baa are also speculative in nature and entail greater risks than those rated in the higher categories. Although interest payments and principal security may appear adequate for the present, certain protective elements may be lacking or may be characteristically unreliable over any great length of time. (See Appendix: “Description of Corporate Bond Ratings” for a description of rating categories.)

      The Program will not follow a policy of seeking to concentrate its investments in any particular industry or industries but rather will attempt to purchase for the Portfolio the most attractive investments available on the market from time to time without regard to the industrial classification of the issuers thereof. Such policy may not be changed without the vote of a majority of the Shareholders.

Risk Factors and Special Considerations Relating to Foreign Securities

      Foreign Market Risk. Since the Program may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Program will lose money. In particular, the Program is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Program to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

      Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Program’s ability to purchase or sell foreign securities or transfer the Program’s assets or income back into the United States, or otherwise adversely affect the Program’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

      Currency Risk and Exchange Risk. Certain securities in which the Program invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Program’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, your investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors, while a weak U.S. dollar will increase those returns.

      Governmental Supervision and Regulation/ Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Program management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Program can earn on its investments.

      Certain Risks of Holding Fund Assets Outside the United States. The Program generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Program’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Program to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Program can earn on its investments and typically results in a higher operating expense ratio for the Program than investment companies invested only in the United States.

      Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Program to carry out transactions. If the Program cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned for some period. If the Program cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Program could be liable to that party for any losses incurred.

      Dividends or interest on, or proceeds from sales of, foreign securities may be subject to foreign withholding taxes.

      Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation, or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions, or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

      Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, ethnic, religious, and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

      Sovereign Debt. The Program may invest in sovereign debt securities issued or guaranteed by foreign government entities. Investment in sovereign debt subjects the Program to a higher degree of risk that a government entity may delay or refuse payment of interest or repayment of principal on its sovereign debt. A government may fail to make payment for many reasons including cash flow problems, lack of foreign exchange, political constraints, the relative size of its debt positions to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies as a condition to their contributions to the government entity. If a government entity fails to make its payments, the Program may be requested to extend the period in which the government entity must pay and to make further loans to the government entity. There is no bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Risk Factors and Special Considerations Relating to Other Portfolio Securities

      Collateralized Mortgage Obligations. The Program may invest in collateralized mortgage obligations (“CMOs”), which are mortgage pass-through securities collateralized by mortgage pools. CMOs are issued in several classes with different maturities by governmental or non-governmental entities such as banks and other mortgage lenders. Many issuers or servicers of CMOs guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Although certain CMOs technically may be regarded as investment companies under the Investment Company Act, they will not be regarded as investment companies for purposes of the investment restriction set forth in clause (7) on page 10 herein.

      In general, mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Program. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Program for its mortgage-backed securities, the yield the Program expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Program reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Program purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Program buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Program.

      Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent or by reference to a short-term interest rate index). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. The values of inverse floaters are therefore more volatile than their underlying securities. If the Program invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Program management, it is possible that the Program could lose all or substantially all of its investment.

      Restricted Securities. Up to 10% of the Program’s total assets (taken at current value) may be invested in “restricted securities.” These securities are not registered under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Program or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Program are required to be registered under the securities laws of one or more jurisdictions before being resold, the Program may be required to bear the expenses of registration. Certain of the Program’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Program may obtain access to material nonpublic information which may restrict the Program’s ability to conduct portfolio transactions in such securities.

      144A Securities. The Program may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board. The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Program’s investments in these securities. This investment practice could have the effect of increasing the level of liquidity in the Program to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

      Repurchase Agreements. The Program may invest in obligations that are subject to repurchase agreements with any member bank of the Federal Reserve System or primary dealer in U.S. Treasury securities. A repurchase agreement is an instrument under which the purchaser (i.e., the Program) acquires the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as under one week. Repurchase agreements are considered to be collateralized loans by the Program under the Investment Company Act, and the Program will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Program but only to constitute collateral for the seller’s obligation to pay the repurchase price and in the event of a default by the seller, the Program may suffer time delays and incur costs or losses in connection with the disposition of the collateral. Repurchase agreements will be entered into for periods not to exceed 30 days and only with respect to obligations in which the Program may otherwise invest. Management of the Program does not intend to enter into repurchase agreements with greater than seven days maturity, if, at the time of such investment, more than 10% of the total assets of the Program would be so invested.

      Forward Commitments. U.S. Government securities and corporate debt obligations may be purchased or sold on a delayed delivery basis or may be purchased on a forward commitment basis at fixed-purchase terms with periods of up to 45 days between the commitment and settlement dates. The purchase will be recorded on the date the Program enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Program’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Program will be established with The Bank of New York (5 Penn Plaza, New York, New York 10286), the custodian (the “Custodian”) and Agent for the Program, consisting of cash or liquid securities having a market value at all times until the delivery date at least equal to the amount of its commitment in connection with such delayed delivery and purchase transactions. Although the Program will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Program may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. There can, of course, be no assurance that the judgments upon which these techniques are based will be accurate or that such techniques when applied will be effective. The Program will enter into forward commitment or delayed delivery arrangements only with respect to securities in which it may otherwise invest.

      Illiquid Securities. The Program may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Program’s assets in illiquid securities may restrict the ability of the Program to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Program’s operations require cash, such as when the Program redeems shares or pays dividends, and could result in the Program borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

      Borrowing and Leverage. The use of leverage by the Program creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Program shares and in the yield on the Program’s Portfolio. Although the principal of such borrowings will be fixed, the Program’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Program which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Program will have to pay on the borrowings, the Program’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Program will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Program’s leveraged position if it expects that the benefits to the Program’s Shareholders of maintaining the leveraged position will outweigh the current reduced return.

      Securities Lending. The Program may lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions. In return, the Program receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Program receives the income on the loaned securities. Where the Program receives securities as collateral, the Program receives a fee for its loans from the borrower. Where the Program receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Program’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Program may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or for any other reason, the Program could experience delays and costs in gaining access to the collateral. The Program also could suffer a loss in the event of losses on investments made with cash collateral or, in the event of borrower default, if the value of the collateral falls below the market value of the borrowed securities. The Program has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates and to retain an affiliate of the Fund as lending agent. See “Portfolio Transactions and Brokerage.”

Portfolio Management

      The Program will attempt to attain its investment objectives by careful initial selection of obligations with a view to holding them for investment. However, the Program reserves the right to sell Portfolio obligations whenever it deems such action advisable to maintain competitive yields or to protect capital in the event the business of an issuer has deteriorated or, in the opinion of the Adviser, is likely to deteriorate or when the period of time to maturity on Portfolio securities has shortened to such an extent as to make it undesirable, in the opinion of the Adviser, to retain such securities in the Portfolio or when it believes that it is desirable for defensive purposes and in anticipation of a rise in interest rates to sell Portfolio securities and invest the proceeds temporarily in short-term obligations which have credit characteristics, in the opinion of the Adviser, similar to those provided for other Portfolio securities.

INVESTMENT RESTRICTIONS

      The following investment restrictions are deemed fundamental policies of the Program and may be changed only by the vote of the lesser of (1) the holders of 67% of the Program’s outstanding voting securities present at a meeting if the holders of more than 50% of such outstanding voting securities are present in person or by proxy or (2) the holders of more than 50% of the Program’s outstanding voting securities.

The Program will not:

(1) invest in securities or other investments other than long- and intermediate-term fixed interest bearing debt obligations and temporary investments;

(2) purchase securities on margin (but the Program may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), make short sales of securities, maintain a short position or write or purchase put or call options;

(3) borrow money, except from banks as a temporary measure for emergency purposes, where such borrowings would not exceed 5% of its total assets (taken at current value);

(4) pledge assets except to secure indebtedness permitted by (3) above, with pledged assets to be no more than 10% of its total net assets (taken at current value);

(5) purchase any security if as a result (a) more than 25% of the Program’s total assets (taken at market value at the time of each investment) would be invested in a single industry, (utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction; also, banking and finance will be considered two different industries for purposes of this restriction), (b) more than 5% of the Program’s total assets (taken at current value) would be invested in securities of the issuer thereof (other than securities issued or guaranteed by the United States government), (c) the Program would hold more than 10% of any class of securities of the issuer thereof (taking all debt issues as a single class) or more than 10% of the voting securities of the issuer thereof or (d) more than 20% of the Program’s total assets (taken at current value) would be invested in securities of other than corporate issuers (for purposes of this restriction, securities issued by supra-national organizations and agencies of foreign governments, in each case if organized as a corporation, will be considered securities offered by corporate issuers);

(6) invest for the purpose of exercising control over or management of any company;

(7) invest in securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction approved by the Program’s Shareholders;

(8) make investments in oil, gas or other mineral exploration programs, commodities, commodity contracts or real estate, although the Program may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

(9) act as an underwriter except as it may be deemed such in a sale of restricted securities;

(10) purchase a restricted security if as a result more than 10% of the Program’s total assets (taken at current value) would be invested in restricted securities;

(11) purchase a security issued by an obligor which is not incorporated in the United States or any state thereof if as a result more than 25% of the Program’s total assets (taken at current value) would be invested in such securities;

(12) participate on a joint (or a joint and several) basis in any trading account in securities (the “bunching” of orders for the sale or purchase of Portfolio securities with other funds or accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution not being considered participation in a trading account in securities);

(13) purchase or retain securities of an issuer if, to the knowledge of the Program, an officer or director of the Program or the Adviser owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such directors and officers owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities;

(14) purchase securities of any company which has (with predecessors) a record of less than three years’ continuing operations if as a result more than 5% of the total assets of the Program (taken at current value) would be invested in such securities; or

(15) make loans, except that the Program may (a) purchase obligations in private placements (the purchase of obligations in other situations not being considered the making of a loan), and (b) make loans of up to 33 1/3% of its portfolio securities.

      Except in the case of the restriction set forth in clause (13), the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

      For purposes of the investment restrictions set forth in clause (8), the term “exploration programs” includes oil, gas or other mineral leases, as well as exploration programs.

      The Program does not have a policy with respect to the issuance of senior securities. However, the Program currently does not intend to issue any senior securities.

      Because of the affiliation of Merrill Lynch with the Adviser, the Program is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates. See “Portfolio Transactions.”

      Lending of Program Securities. Subject to investment restriction (15) above, the Program may from time to time lend securities from its Portfolio to brokers, dealers and financial institutions and receive as collateral cash or United States Treasury securities which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities, which will increase the current income of the Program. In addition, the Program may negotiate a rate of premium to be received by the Program as a flat fee. Such loans, which will not have terms longer than 30 days, will be terminable at any time. The Program will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights of dividends, interest or other distributions. The Program may pay reasonable fees to persons unaffiliated with the Program for services in arranging such loans. In the event of a default by the borrower, the Program may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral.

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Investment Advisory Agreement

      Pursuant to an Investment Advisory Agreement (the “Agreement”), the Adviser has agreed, subject at all times to the general supervision of the Board, to (1) manage the Portfolio of the Program in accordance with its investment objectives and policies and furnish to the Program investment advice and (2) (a) assist in supervising all aspects of the Program’s operations including coordinating all matters relating to the functions of the Agent, Custodian and other parties performing operational functions for the Program; (b) provide the Program, at the Adviser’s expense, with the services of such persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Program, including duties in connection with Shareholder relations, reports, redemption requests and account adjustments and the maintenance of certain non-accounting Program books and records; (c) provide the Program, at the Adviser’s expense, with adequate office space and related services; (d) supervise and administer the operation of the Exchange Privilege referred to in “Redemption of Shares” and “Exchange Privilege”; and (e) to the extent required by then current federal securities laws, regulations thereunder or interpretations thereof, pay for the printing of all Program prospectuses used in connection with the distribution and sale of the Shares (a regulation permits investment companies to pay such expenses only when an agreement to that effect has been approved by shareholders and subject to various other conditions). In return the Program has agreed to pay a fee each month to the Adviser at the annual rate of 0.50% of the value of the Program’s average daily net assets from the beginning of the year to the end of such month. For the fiscal years ended December 31, 1999, 2000 and 2001, the advisory fees paid by the Program to the Adviser were $337,564, $293,382 and $297,308, respectively.

      The Program pays all the other costs and expenses incurred in connection with its organization and operations, including: fees of the program agent, transfer agent, custodian and dividend disbursing agent; costs of printing and mailing stock certificates, shareholder reports, proxy materials and (except to the extent borne by the Adviser or the Administrators) prospectuses and statements of additional information; legal and auditing fees; costs and expenses of the sale, issue and redemption of its Shares (including fees and expenses of registering the Shares under federal and state securities laws); fees and expenses of unaffiliated directors; costs of accounting and pricing services (including the daily calculation net asset value); and interest, brokerage costs, insurance and taxes. Accounting services are provided for the Program by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Program. The Program will pay the cost of these services. In addition, the Program will reimburse the Adviser for the cost of certain additional accounting services. Prior to this arrangement between the Program and State Street, FAM provided accounting services for the Program and was reimbursed for these services. For the fiscal year ended December 31, 2001, the Program’s total expenses were $723,288, representing 1.22% of its average net assets.

      The table below shows the amounts paid by the Program to State Street and FAM for the periods indicated.

For the year ended	Paid to	Paid to
December 31,	State Street	FAM

2001	$24,377 *	$5,169
2000	N/A	$77,292
1999	N/A	$40,381

*	Represents payments pursuant to the agreement with State Street, effective January 1, 2001.

      The Agreement provides that the use of the name “The Corporate Fund Investment Accumulation Program” by the Program is non-exclusive and that the Adviser may allow other persons, including other investment companies, to use the name. The name may also be withdrawn by the Adviser, in which event the Adviser has agreed to present the question of continuing the Agreement to a vote of the Shareholders.

      The Agreement will continue from year to year if approved at least annually either (i) by a vote of a majority of the Program’s Shares or (ii) by the Board and, in each case, by the vote of a majority of those directors who are not parties to the Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Adviser shall have no liability to the Program or any Shareholder for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part or from reckless disregard by the Adviser of its obligations and duties under the Agreement. The Agreement automatically terminates upon its assignment, is terminable, without penalty, by the Board or by vote of the holders of a majority of the Shares on 60 days’ notice to the Adviser and by the Adviser on 90 days’ notice to the Program. The Adviser’s right to terminate could operate to the disadvantage of or work a hardship on the Program.

      At a meeting of the Board of Directors held on April 4, 2002, the Board approved the continuation of the Program’s Agreement for an additional year. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Program by the Adviser under the Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Program. The Board also considered the Manager’s costs of providing services, and the direct and indirect benefits to the Adviser from its relationship with the Program. The benefits considered by the Board included not only the Adviser’s compensation for investment advisory services under the Agreement, but also compensation paid to the Adviser or its affiliates for other, non-advisory services provided to the Program. The Directors also considered the Adviser’s access to research services from brokers to which the Adviser may have allocated Program brokerage in a “soft dollar” arrangement. In connection with its consideration of the Agreement, the Board also compared the Adviser’s advisory fee rate, expense ratios and historical performance to those of comparable funds. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Program to participate in any economies of scale that the Adviser may experience as a result of growth in the Program’s assets. The Board also reviewed materials supplied by the Program counsel and counsel to the non-interested Directors that were prepared for use by the Board in fulfilling its duties under the Investment Company Act and state law.

      Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by the Adviser to the Program and that the management fee rate was reasonable in relation to such services. The non-interested Directors were represented by independent counsel who assisted the non-interested Directors in their deliberations.

The Adviser

      The Adviser to the Program is Fund Asset Management, L.P. (“FAM”) (the general partner of which is Princeton Services Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”)), which is itself a wholly-owned subsidiary of ML & Co. and has its principal place of business at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. ML & Co. has its principal place of business at World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281.

      The Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”), pursuant to which MLAM U.K. provides investment advisory services to the Adviser with respect to the Program. For the fiscal years ended December 31, 1998, 1999 and 2000, the Adviser paid no fees to MLAM U.K. pursuant to the Sub-Advisory Agreement. The address of MLAM U.K. is 33 King William Street, London EC 4R 9AS, England. The following entities may be considered “controlling persons” of MLAM U.K.: Merrill Lynch Europe Limited (MLAM U.K.’s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., and a subsidiary of ML & Co.

      The Agreement is non-exclusive, and the Adviser, as well as certain of its affiliates, is in the business of furnishing investment advice to individuals, institutional clients and other investment companies, including other investment accumulation programs. The fees charged to these clients vary in accordance with the type of client and services rendered. Merrill Lynch, an affiliate of the Adviser, is engaged in the underwriting, securities and commodities brokerage business and is a member organization of the New York Stock Exchange, other major securities exchanges and commodity exchanges, and the National Association of Securities Dealers, Inc. Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Adviser, is an indirect wholly-owned affiliate of ML & Co., and is engaged in the investment advisory business.

      Securities held by the Program may also be held by other funds or accounts for which the Adviser acts as adviser or by its investment advisory clients. If purchases or sales of securities for the Program or other funds or accounts for which it acts or for their clients arise for consideration at or about the same time, the Adviser will attempt, subject to applicable laws and regulations, to allocate equitably portfolio transactions among the Program and the portfolios of its other investment funds or accounts whenever decisions are made to purchase or sell securities for the Program and one or more of such other funds or accounts simultaneously. In making such allocations, the main factors to be considered will be the respective investment objectives of the Program and such other funds and accounts, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Program and such other funds and accounts, the size of investments held by the Program and such other funds and accounts, and opinions of the persons responsible for recommending investments to the Program and such other funds and accounts. While this procedure could have a detrimental effect on the price and amount of the securities available to the Program from time to time, it is the opinion of the Board that the benefits available from the Adviser’s organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Code of Ethics

      The Board of Trustees of the Program has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Program and the Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Program.

Administration Agreement

      The Adviser has entered into an agreement (the “Administration Agreement”) with the Administrators for the performance by them, at their expense, on behalf of the Adviser of the administrative functions described in clause (2) of the first paragraph under “Investment Advisory Agreement” which the Adviser is obligated to perform and has agreed to pay to the Administrators an aggregate monthly fee at the annual rate of 0.20% of the value of the Program’s average daily net assets from the beginning of the year to the end of such month. The fee so payable by the Adviser will be allocated among the Administrators in the following respective percentages: Merrill Lynch, 48%; Prudential, 21%; Morgan Stanley Dean Witter, 21%; and Salomon Smith Barney, 10%.

      Merrill Lynch has been appointed by the other Administrators as agent for purposes of taking any action under the Administration Agreement with respect to the Program by power of attorney executed by such Administrators and filed with the Program and the Agent. Provision is also made under the Administration Agreement that if the Administrators are unable to agree in respect to action to be taken jointly by them thereunder and cannot agree as to which Administrators shall continue to act as Administrators, then Merrill Lynch shall continue to act as sole Administrator. Similarly, if one or more of the Administrators fail to perform their duties under the Administration Agreement or become incapable of acting or become bankrupt or if their affairs are taken over by public authorities, then each such Administrator shall be automatically discharged under the Administration Agreement, and the remaining Administrators shall act as sole

Administrators. In addition, the Administration Agreement is terminable, without penalty, by the Adviser on 60 days’ notice to the Administrators and by the Administrators, acting as a group, on 90 days’ notice to the Adviser. The Administrators’ right to terminate could operate to the disadvantage of or work a hardship on the Program.

      The Administration Agreement is non-exclusive, and the Administrators, as well as their affiliates, may furnish similar administrative services to other clients, including other investment accumulation programs. The fees charged to these clients may vary in accordance with the type of client and services rendered. Each of the Administrators has acted as sponsor of a number of series of the Corporate Income Fund, the Municipal Income Fund, the Municipal Investment Trust Fund, Liberty Street Trust (Corporate Monthly Payment Series or Municipal Monthly Payment Series) or the International Bond Fund and other series of these unit investment trust investment companies and proposes to act in the future as a sponsor of new series thereof. Each of the Administrators has also acted as principal underwriter and managing underwriter of other investment companies. Each Administrator, in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as broker or dealer in securities.

MANAGEMENT OF THE PROGRAM

Directors and Officers

      The Directors of the Program consist of eight individuals, seven of whom are not “interested persons” of the Program as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operations of the Program and perform the various duties imposed on the directors or trustees of investment companies by the Investment Company Act.

      Each non-interested Director is a member of the Program’s Audit and Oversight Committee (the “Committee”). The principal responsibilities of the Committee are to (i) recommend to the Board the selection, retention or termination of the Program’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Program’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Program’s independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditor’s independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Program’s accounting and financial reporting policies and practices and internal controls. The Board of the Program has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by Holders of the Program. The Committee has retained independent legal counsel to assist them in connection with these duties.

      Biographical Information. Certain biographical and other information relating to the non-interested Directors of the Program is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), (“MLIM/ FAM-advised Funds”) and other public directorships.

Term of
	Position(s)	Office*		Number of
	Held	and Length		MLIM/FAM-
Name, Address and	with the	of Time	Principal Occupation(s)	Advised Funds	Public
Age of Directors	Program	Served	During Past Five Years	Overseen	Directorships

RONALD W. FORBES (61) 1400 Washington Avenue Albany, New York 12222	Director	Director since 1980	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.	46 registered investment companies consisting of 55 portfolios	None

CYNTHIA A. MONTGOMERY (49) Harvard Business School Soldiers Field Road Boston, Massachusetts 02163	Director	Director since 1994	Professor, Harvard Business School, since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Provident Corporation since 1990 and Director, Newell Rubbermaid Inc. since 1995.	46 registered investment companies consisting of 55 portfolios	Unum Provident Corporation (insurance products), Newell Rubbermaid Inc.

Term of
	Position(s)	Office*		Number of
	Held	and Length		MLIM/FAM-
Name, Address and	with the	of Time	Principal Occupation(s)	Advised Funds	Public
Age of Directors	Program	Served	During Past Five Years	Overseen	Directorships

CHARLES C. REILLY (70) P.O. Box 9011 Princeton, New Jersey 08343-9011	Director	Director since 1990	Self-employed financial consultant since 1990; President and Chief Investment Officer of Versus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.	46 registered investment companies consisting of 55 portfolios	None

KEVIN A. RYAN (69) 127 Commonwealth Avenue Chestnut Hill, Massachusetts 02467	Director	Director since 1992	Founder and currently Director Emeritus of the Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education of Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.	46 registered investment companies consisting of 55 portfolios	None

ROSCOE S. SUDDARTH (66) 7403 MacKenzie Court Bethesda, Maryland 20817	Director	Director since 2000	President, Middle East Institute from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990.	46 registered investment companies consisting of 55 portfolios	None

RICHARD R. WEST (64) Box 604 Genoa, Nevada 89411	Director	Director since 1980	Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexander’s Inc. (real estate company).	50 registered investment companies consisting of 60 portfolios	Bowne & Co., Inc. (financial printers) Vornado Realty Trust, Inc. (real estate holding company) Alexander’s, Inc. (real estate company)

Term of
	Position(s)	Office*		Number of
	Held	and Length		MLIM/FAM-
Name, Address and	with the	of Time	Principal Occupation(s)	Advised Funds	Public
Age of Directors	Program	Served	During Past Five Years	Overseen	Directorships

EDWARD D. ZINBARG (67) 5 Hardwell Road Short Hills, New Jersey 07078	Director	Director since 2000	Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.	46 registered investment companies consisting of 55 portfolios	None

*	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Program’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

      Certain biographical and other information relating to the Director who is an officer and an “interested person” of the Program as defined in the Investment Company Act (the “interested Director”) and to the other officers of the Program is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/ FAM-advised Funds and public directorships held.

Term of
	Position(s)	Office*		Number of
	Held	and Length		MLIM/FAM-
Name, Address and	with the	of Time	Principal Occupation(s)	Advised Funds	Public
Age of Directors	Program	Served	During Past Five Years	Overseen	Directorships

TERRY K. GLENN (61)** P.O. Box 9011 Princeton, New Jersey 08543-9011	Director and President	Director since 1999;** President since 1999***	Chairman (Americas Region) since 2001, and Executive Vice President since 1983 of FAM and MLIM (the terms FAM and MLIM, as used herein, include their corporate predecessors); President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988.; Director of Financial Data Services, Inc. since 1985.	127 registered investment companies consisting of 184 portfolios	None

*	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

**	Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an “interested person,” as defined in the Investment Company Act of Municipal Series Trust based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P.

***	Elected by and serves at the pleasure of the Board of Trustees of the Fund.

      Officers of the Program. The Board of Directors has elected four officers of the Program. The following sets forth information concerning each of these officers.

Term of
	Position(s)	Office***		Number of
	Held	and Length		MLIM/FAM-
Name, Address and	with the	of Time	Principal Occupation(s)	Advised Funds	Public
Age of Officer	Program	Served	During Past Five Years	Overseen	Directorships

DONALD C. BURKE (41) P.O. Box 9011 Princeton, New Jersey 08543-9011	Vice President and Treasurer	Vice President since 1993; Treasurer since 1999	First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM 1990 to 1997; Director of Taxation of MLIM since 1990.	128 registered investment companies consisting of 185 portfolios	None

ROBERT PETERSON (49) P.O. Box 9011 Princeton, New Jersey 08543-9011	Vice President and Portfolio Manager	Vice President since 2002	Managing Director of MLIM since 2000; Vice President of MLIM from 1985 to 1997.	2 registered investment companies consisting of 2 portfolios	None

MELINDA RASO (46) P.O. Box 9011 Princeton, New Jersey 08543-9011	Vice President and Portfolio Manager	Portfolio Manager since 2002	Vice President of MLIM since 1994	2 registered investment companies consisting of 2 portfolios	None

DAVID CLAYTON (34)	Secretary	Secretary since 2002	Vice President of MLIM since 2000. Attorney in private practice from 1995 to 2000.	9 registered investment companies consisting of 11 portfolios	None

*	The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

**	Elected by and serves at the pleasure of the Board of Directors of the Program.

      As of April 1, 2002, all Directors and officers of the Program as a group owned an aggregate of less than 1% of the outstanding shares of the Program. At that date, Mr. Glenn, a Director and officer of the Program, and the other officers of the Program owned less than 1% of the outstanding common stock of ML & Co.

Compensation of Directors

      The Program pays each non-affiliated Director an annual fee of $550 plus $50 per Board meeting attended and $50 per Committee meeting attended and an annual fee of $550 for serving on the Program’s Audit Committee, except for the Co-Chairmen of the Audit Committee who each receives an additional annual fee of $1,000. The Program will also pay the out-of-pocket expenses of such Directors relating to attendance at meetings.

      Set forth below is a chart showing the aggregate compensation paid by the Program to each of its non-interested Directors for the fiscal year ended December 31, 2001, the total compensation paid to each

Director of the Program by the Program and by other investment companies advised by the Adviser or MLAM for their services as Directors or Trustees of such investment companies.

		Pension Or
	Compensation	Retirement Benefits	Aggregate Compensation
	From the	Accrued As Part Of	From Program And
Name Of Director	Program	Program Expenses	Fund Complex(1)

Ronald W. Forbes(2)	$2,000	None	$293,400
Cynthia A. Montgomery	$1,400	None	$234,567
Charles C. Reilly(2)	$2,000	None	$293,400
Kevin A. Ryan	$1,500	None	$261,067
Roscoe S. Suddarth	$1,500	None	$250,633
Richard R. West	$1,500	None	$261,067
Edward D. Zinbarg	$1,500	None	$250,633

(1)	The Directors serve on the boards of other MLIM/ FAM advised Funds as follows: Mr. Forbes (46 registered investment companies consisting of 55 portfolios), Ms. Montgomery (46 registered investment companies consisting of 55 portfolios), Mr. Reilly (46 registered investment companies consisting of 55 portfolios), Mr. Ryan (46 registered investment companies consisting of 55 portfolios), Mr. Suddarth (46 registered investment companies consisting of 55 portfolios), Mr. West (50 registered investment companies consisting of 63 portfolios), and Mr. Zinbarg (46 registered investment companies consisting of 55 portfolios).

(2)	Effective July 2000, Mr. Forbes and Mr. Reilly became Co-Chairmen of the Committee and each will receive an additional annual fee of $1,000 in connection with their service.

      Share Ownership. Information relating to share ownership by each Director of the Program as of December 31, 2001 is set forth in the chart below:

		Aggregate Dollar Range
		of Securities in All
		Registered Funds
		Overseen by Director
	Aggregate Dollar Range	in Merrill Lynch
Name	of Equity in the Program	Family of Funds

Interested Director:
Terry K. Glenn	$0	over $100,000
Non-Interested Directors:
Ronald W. Forbes	$0	over $100,000
Cynthia A. Montgomery	$0	$10,001-$50,000
Charles C. Reilly	$0	over $100,000
Kevin A. Ryan	$0	over $100,000
Roscoe S. Suddarth	$0	$1-$10,000
Richard R. West	$0	over $100,000
Edward D. Zinbarg	$0	over $100,000

      As of December 31, 2001, none of the non-interested Directors of his or her immediate family members owned beneficially or of record any securities issued by ML & Co.

NET ASSET VALUE

      Reference is made to “How Shares are Priced” in the Prospectus.

      The net asset value per Share of the Program is determined by dividing the net assets of the Program by the number of its outstanding Shares. The net assets of the Program are its gross assets less its liabilities as determined in accordance with generally accepted accounting principles. It is the ultimate responsibility of the Board to establish standards for the valuation of the Portfolio securities for purposes of determining net asset value of the Program. The Program has made arrangements with Interactive Data Corporation (“IDC”), to furnish to the Program and the Agent, on each day that the New York Stock Exchange (the “NYSE”) is open for trading immediately after the declaration of dividends, estimated values (as of 15 minutes after the close of business on the NYSE, generally 4:00 P.M., Eastern time) of Portfolio securities for purposes of computation of net asset value of the Shares. The NYSE is not open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board has examined the methods to be used by the pricing services in estimating the value of Portfolio securities and believes that such methods will reasonably and fairly approximate the price at which Portfolio securities may be sold and will result in a good faith determination of the fair value of such securities; however, there is no assurance that the Portfolio securities can be sold at the prices at which they are valued.

      Portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Positions in options are valued at the last sale price on the market where any such option is principally traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Adviser believes that this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Program.

REDEMPTION OF SHARES

Redemption

      Shareholders have the right to redeem their Shares at net asset value by surrendering the certificates therefor properly endorsed with the signatures guaranteed by an “eligible guarantor institution” as such term is defined by Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Agent through the use of industry publications, together with a request for redemption at the office of the Agent, The Bank of New York, (5 Penn Plaza, New York, New York 10286). If certificates have not been issued, only delivery of the request for redemption (with signature guaranteed as set forth above) is required. The Program has arranged, however, for an exemption from the signature guarantee requirement for redemptions involving less than $5,000 on the date of receipt by the Agent of all the necessary documents where the proceeds are to be reinvested through one of the Administrators in units of Municipal Investment Trust Fund, Government Securities Income Fund, Corporate Income Fund, Defined Asset Funds, Equity Investor Fund or International Bond Fund (the “Unit Trusts”) which are to be registered in the names of the registered owners of the Shares. This exemption may be reduced or eliminated without prior notice. A guarantee of each Shareholder’s signature is required for all redemptions, regardless of the amount involved, where the proceeds are to be paid to Shareholders or where the units of the Unit Trusts to be purchased are to be registered in names different from those of the registered owners of the Shares. In the event a signature guarantee is required, notarized signatures are not sufficient.

      The redemption price will be the net asset value next determined after either (i) the certificates are tendered for redemption or (ii) if no certificates have been issued, a request for redemption is received in good order as set forth above. The price received upon redemption may be more or less than the amount paid by the Shareholder depending on the net asset value of the Shares at the time of redemption. Payment of the redemption price must be made within seven days after proper tender unless further postponement is permissible under the Investment Company Act by reason of closing of or restriction of trading on the NYSE, or other emergency.

Repurchase

      Any of the Administrators may accept orders from dealers with whom they have satisfactory agreements for the repurchase of Shares held by Holders. Repurchase orders received by the dealer prior to the close of business on the NYSE (generally 4:00 P.M., Eastern time) on any business day and such request received by the Administrator not later than 30 minutes after the close of business on the NYSE are redeemed at the price determined as of the close of business on the NYSE on such day. Dealers have the responsibility of submitting such repurchase request to the Administrator not later than 30 minutes after the close of business on the NYSE, in order to obtain that day’s closing price. This repurchase arrangement is discretionary and may be withdrawn. There is no additional charge by the Program for repurchases.

      The right of redemption may be suspended during any period when the NYSE is closed, other than customary weekend and holiday closings; when trading on such exchange is restricted or an emergency exists, in each case as determined by rules and regulations of the Securities and Exchange Commission; or during any period when the Securities and Exchange Commission has by order permitted such suspension.

      The Program has elected to be obligated to pay in cash redemptions during any 90-day period for any one Shareholder up to the lesser of $250,000 or 1% of the Program’s net asset value. Payments in excess of such amount will normally be made in cash. If, however, the Board determines that liquidation of the Program’s holdings is impracticable or that such payment in cash would be adverse to the interests of the remaining Shareholders, such payment may be made in whole or in part in Portfolio securities. The value of any Portfolio securities distributed in payment for tendered Shares will be deemed to be their value used in determining the net asset value of the Shares at the time they were tendered for redemption. If securities rather than cash are distributed, the Shareholder will incur brokerage charges or their equivalent in dealer markdowns in liquidating these securities.

      Due to the high cost of maintaining Shareholder accounts of less than $500, the Program reserves the right to redeem Shares in any account for their then current net asset value (which will be paid promptly to the Shareholder), if at any time the total investment of such Shareholder does not have a net asset value of at least $500 due to Shareholder redemptions and the Shareholder owns no Units or has elected that no distributions on any Units owned by such Shareholder be invested in Shares. Before any such redemption is effected, the Shareholder will be given 30 days’ notice, during which period he will be entitled to elect to have distributions on Units owned by such Shareholder invested in Shares or to purchase Shares to bring his account up to a net asset value of $500 and thereby avoid such redemption.

EXCHANGE PRIVILEGE

      Shareholders who have owned Shares for at least 60 days have an exchange privilege (the “Exchange Privilege”) with shares of The Municipal Fund Accumulation Program, Inc. (the “Other Program”). In order to qualify for the Exchange Privilege, a shareholder must own shares with an aggregate net asset value of at least $1,000. Exchanges between the Program and the Other Program will be at their respective net asset values. The investment objectives of the Other Program differ from those of the Program, and Shareholders should obtain a currently effective prospectus for the Other Program before effecting any exchange.

      Exercise of the Exchange Privilege is treated as a sale for Federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. The exchange privilege is available only to Shareholders residing in states where the Other Program is qualified for sale. A noncorporate Shareholder of the Program who exercises the Exchange Privilege may be required to certify to the Other Program his Social Security Number or Taxpayer Identification Number and that he is not subject to the backup withholding tax if he wishes to avoid a 31% backup withholding tax on distributions made to him by such other Program.

      This Exchange Privilege may be modified or terminated at any time. The Program reserves the right to limit the number of times an investor may exercise the Exchange Privilege. To exercise the Exchange Privilege, a Shareholder should contact one of the Administrators, who will advise the Program and the Other Program of the exchange, or the Shareholder may write to the Agent requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signatures guaranteed by a member firm of a national or regional stock exchange or any commercial bank or trust company. Shareholders with Shares for which certificates have not been issued may exercise the Exchange Privilege by wire through their securities dealers. The Program reserves the right to require a properly completed Exchange Application.

DIVIDENDS AND TAXES

      The Program has qualified and intends to continue to qualify for the special tax treatment applicable to “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Program qualifies as a “regulated investment company” and distributes to Shareholders 90% or more of its investment company taxable income (without regard to designated dividends), it will not be subject to Federal income tax on such part of its net investment income or net realized capital gains, if any, as it distributes to Shareholders. The Program expects to distribute monthly substantially all of its net investment income, after expenses. Net realized capital gains, if any, will be distributed at least annually. Such distributions of net investment income and net realized capital gains will be reinvested in additional Shares in the Program unless the Shareholder elects to receive such distributions in cash. Distributions of net investment income to be reinvested in additional Shares, or to be received in cash if elected, will be made on the 15th day of the month, or the next succeeding business day if the 15th falls on a weekend or holiday, for the accounts of Shareholders of record on the preceding business day of such month.

      The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Program, if it does not distribute annually to its shareholders an amount equal to at least 98% of the investment company’s ordinary income for the calendar year, plus at least 98% of the company’s capital gain net income for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any of the investment company’s undistributed ordinary income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which a regulated investment company does not meet the foregoing distribution requirements.

      Some Shareholders may be subject to a 31% withholding on reportable dividends, and redemption payments (“backup withholding”). Generally, Shareholders subject to backup withholding will be those for whom a certified Taxpayer Identification Number (“TIN”) is not on file with the Program, or who, to the Program’s knowledge, have furnished an incorrect TIN or with respect to whom the Internal Revenue Service has advised the Program that there must be backup withholding. When establishing an account, an investor must certify under penalties of perjury that the TIN is correct and that he is not subject to backup withholding.

      Distributions to Shareholders of net investment income and net short-term capital gains, if any, including distributions which are reinvested in additional Shares of the Program will be taxable as ordinary income to such Shareholders. To the extent that such distributions of interest and net short-term capital gains, if any, to a Shareholder during any year are in excess of that Shareholder’s share of the Program’s current and accumulated earnings and profits, the amount of such distributions will be treated as a return of capital and will reduce the Shareholder’s basis in his Shares. To the extent such distributions exceed the Shareholder’s basis, they will be taxed as gain on the sale or exchange of the Shares (generally, capital gain), long-term if the Shareholder has held his Shares as a capital asset for more than eighteen months. Distributions which are taxable as ordinary income to Shareholders will constitute dividends for Federal income tax purposes; however, it is anticipated that most if not all of such distributions will not qualify for the 70% dividends-received deduction for corporations.

      Distributions reflecting net long-term capital gains (designated as such by the Program) will be taxable to Shareholders as long-term capital gains at a maximum rate of 28% for non-corporate Shareholders and a maximum rate of 35% for corporate Shareholders, regardless of the length of time a Shareholder has held his Shares. In the event of the redemption of Shares, gain, if any, reflecting accrued but undistributed net interest income thereon may be subject to taxation as (depending on the length of time the Shareholder has held the redeemed Shares) long-, mid- or short-term capital gains. The Federal tax status of each year’s distributions will be reported to Shareholders.

      Distributions in excess of the Program’s earnings and profits will first reduce the adjusted tax basis of a holder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the Shares are held as a capital asset).

      Dividends declared by the Program in October, November or December of any year and made payable to Shareholders of record in such month will be deemed to be received on December 31 of such year if actually paid during the following January.

      If a Shareholder’s holding period in his Shares is six months or less, any capital loss realized from a sale or exchange of such Shares must be treated as long-term capital loss to the extent of capital gains dividends received with respect to such Shares.

      Dividends may be subject to a 30% United States withholding tax under the existing provisions of the Code applicable to foreign individuals and trusts, estates, partnerships and corporations unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty. Shareholders who are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

State and Local Taxes

      Distributions by the Program may also be subject to state and local taxation.

      State and local taxing authorities may enact legislation which may require the Program to withhold a portion of dividends paid or credited to Shareholders.

PORTFOLIO TRANSACTIONS

      The Adviser is responsible for making Portfolio investment decisions on behalf of the Program and effecting Portfolio transactions with or through securities dealers, subject to the general supervision of the Directors and officers of the Program. The Program will follow a policy that it will place securities transactions with a broker or dealer only if it expects to obtain the most favorable prices and executions of orders. Transactions in debt securities are generally made through securities dealers acting as principals, although the Program may purchase or sell such securities in brokerage transactions and the affiliates of the Adviser may act as brokers therein if the Program expects thereby to obtain the most favorable price and execution. The portfolio securities of the Program generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Program primarily consists of dealer or underwriter spreads (mark-ups or mark-downs). While reasonable competitive spreads or commissions are sought, the Program will not necessarily be paying the lowest spread or commission available.

      While there is no undertaking or agreement to do so, the Adviser may allocate securities transactions among various dealers on the basis of supplementary statistical and research information and price quotation and other services furnished to the Program or the Adviser. Such statistical and research information may be used by the Adviser in providing investment advice for all of the accounts which it manages, and it is not possible to relate the benefits of such information to any particular account. The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Program without such information from dealers. However, the Adviser considers access to such information to be an important element of financial management. While such information is considered useful, its value is not determinable and the Adviser does not feel that such information reduces its expenses. In implementing the above policies, the Program will not offset brokerage commissions paid to the affiliates of the Adviser, if any, against advisory fees payable to the Adviser, nor will it attempt to offset brokerage commissions payable to other brokers which effect Portfolio transactions for the Program. The Board has considered the propriety of seeking such offsets and has determined that it is in the best interest of the Program not to seek such offsets at this time and that it will reconsider this determination in the future at least annually. The Program may effect Portfolio transactions conducted on an agency basis through affiliates of the Adviser provided that, in the judgment of the Adviser, more favorable prices or executions are not obtainable elsewhere. During its fiscal years ended December 31, 1999, 2000 and 2001, the Program did not pay any brokerage commissions.

      The Program is prohibited from engaging in certain transactions involving the Adviser or any of its affiliates. Prohibited transactions include portfolio transactions with affiliates of the Adviser acting as principal. In underwritten offerings in which such affiliates participate as an underwriter, the Program may only purchase securities from a member of the underwriting or selling group not affiliated with the Program or the Adviser, and subject to various other conditions. An affiliate of the Adviser acts as an underwriter in a substantial number of underwritten offerings of obligations. While the Program’s inability to purchase obligations from affiliates of the Adviser acting as principal or, except in the limited circumstances permitted by the applicable Securities and Exchange Commission rules, in underwritten offerings in which such affiliates are involved, will limit the number of underwritten offerings in which the Program can purchase obligations and may have an adverse effect upon the ability of the Program to obtain best price in the purchase of obligations, the Program does not anticipate that this will materially interfere with its ability to purchase obligations in accordance with the investment objectives and policies referred to above.

      Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser or an affiliate when one or more clients of the Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Program or other clients or funds for which the Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

      The Program has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Program also has retained an affiliated entity of the Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal year ended December 31, 2001, that affiliated entity received no such fees. That entity may, on behalf of the Program, invest cash collateral received by the Program for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Adviser or its affiliates.

PERFORMANCE DATA

      The Program may from time to time include its average annual total return and yield in advertisements or information furnished to present or prospective shareholders. Both total return and yield figures are based on the Program’s historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the Securities and Exchange Commission.

      Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses.

      Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses. The taxes due on dividends are calculated by applying to each dividend the highest marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by the Program on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

      Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

      Yield quotations will be computed based on a 30-day period by dividing the net income earned during the period based on the yield to maturity of each security held by the Program by the average daily number of shares outstanding during the period that were entitled to receive dividends times the maximum offering price per share on the last day of the period.

      The Program’s average annual total return and yield will vary depending upon market conditions, the securities comprising the Program’s Portfolio, the Program’s operating expenses and the amount of net capital gains or losses realized by the Program during the period. An investment in the Program will fluctuate and an investor’s Shares, when redeemed, may be worth more or less than their original cost.

      On occasion, the Program may compare its performance to that of the Standard & Poor’s 500 Composite Stock Price Index, the Value Line Composite Index, the Dow Jones Industrial Average, the Merrill Lynch Corporate Master Bond Index, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Program may refer to various statistical measures derived from historical performance of the Program and the index, such a standard deviation and beta. From time to time, the Program may include the Program’s Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Program’s relative performance for any future period.

      Set forth below is the Program’s average annual total return information (before and after taxes) for the periods indicated:

		5-Year Period	10-Year Period
	Year Ended	Ended	Ended
	December 31, 2001	December 31, 2001	December 31, 2001

Average Annual
Total Return(a)	8.32%	6.08%	6.36%
Average Annual
Total Return After Taxes(a)	6.13%	3.72%	3.75%

(a)	Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based upon net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

      The Program may supplement this Statement of Additional Information with yield quotations to comply with certain regulations issued by the Securities and Exchange Commission with respect to the advertisement of performance. Yield quotations will be computed based on a 30-day period by dividing the net income earned during the period based on the yield to maturity of each security held by the Program by the average daily number of shares outstanding during the period that were entitled to receive dividends times the maximum offering price per share on the last day of the period.

      The Program may provide information designed to help investors understand how the Program is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Program’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Program’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Program may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

GENERAL INFORMATION

Organization of the Program

      The Program, an open-end diversified management investment company registered under the Investment Company Act, was incorporated in Maryland on June 9, 1976. The Program does not intend to hold meetings of shareholders unless under the Investment Company Act shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution plan; and (iv) ratification of selection of independent auditors.

Description of Shares

      The Program is authorized to issue a total of 50,000,000 Shares of $.01 par value each. There is no limitation on the sales charge, if any, at which the Shares may be offered or the types of investors to whom offerings may be made. Shares are fully paid and non-assessable when issued, have no pre-emptive, conversion or exchange rights and are transferable without restriction. Each Share entitles the holder to one vote at all meetings of shareholders. Cumulative voting is not permitted. Thus the holders of more than 50%

of the Shares voting for the election of the Directors can elect all of the Directors of the Program if they choose to do so and in such event the holders of the remaining Shares would not be able to elect any Directors. Holders of Shares are entitled to participate equally in dividends and distributions, and, in addition, in the event of the distribution or liquidation of the Program the holders of Shares will be entitled to participate equally in any assets of the Program. Unless requested to do so by a Shareholder, the Program will not ordinarily issue certificates representing Shares but will instead establish for each Shareholder through the Agent an account under which such Shares are held for safekeeping.

Custodian, Transfer, Program and Dividend Disbursing Agent

      The Bank of New York, New York, New York, acts as Custodian of the Program’s assets and as its Transfer Agent, Program Agent and Dividend Disbursing Agent. The Custodian is responsible for safeguarding and controlling the Program’s cash and securities, handling the receipt and delivery of securities and collecting interest on the Program’s investment. The Program Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

Independent Auditors

      Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1008, has been selected as the independent auditors of the Program. The selection of independent auditors is subject to approval by the non-interested Directors of the Program. The independent auditors are responsible for auditing the annual financial statements of the Program.

Legal Counsel

      Clifford Chance Rogers & Wells LLP, counsel for the Program, passes upon legal matters for the Program in connection with the shares offered by the Prospectus.

Accounting Services Provider

      State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Program.

Reports to Shareholders

      The fiscal year of the Program ends on December 31 of each year. The Program sends its shareholders, at least semi-annually, reports showing the Program’s portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to Shareholders each year.

Shareholder Inquiries

      Shareholder inquiries may be addressed to the Program at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

      The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Program has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

      To the knowledge of the Program, no entity owned beneficially 5% or more of the Program’s shares as of April 1, 2002.

FINANCIAL STATEMENTS

      The Program’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 Annual Report. You may request a copy of the Annual Report at no charge by calling (800) 637-3863 between 8:00 a.m. and 8:00 p.m., Eastern time, on any business day.

APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

Ratings of Corporate Bonds

Description of Corporate Bond Ratings of Moody’s Investors Service, Inc.:

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa	Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

Description of Corporate Bond Ratings of Standard & Poor’s:

AAA	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.
A	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB	Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect
B	to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the
CCC	obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation.
CC	While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C	The C rating is reserved for income bonds on which no interest is being paid.
D	Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of bond as a matter of policy.

      Plus (+) or minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Corporate Bond Ratings of Fitch, Inc.:

AAA	rated bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA	rated bonds are considered to be investment grade and of high quality. The obligor’s ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.
A	rated bonds are considered to be investment grade and of good quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB	rated bonds are considered to be investment grade and of satisfactory quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.
BB	rated bonds are considered speculative and of low investment grade. The obligor’s ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.
B	rated bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor’s ability to pay interest over the life of the issue and repay principal when due.
CCC	rated bonds may have certain characteristics which, with the passing of time, could lead to the possibility of default on either principal or interest payments.
CC	rated bonds are minimally protected. Default in payment of interest and/or principal seems probable.
C	rated bonds are in actual or imminent default in payment of interest or principal.
DDD,	rated bonds are in default and in arrears in interest and/or principal payments. Such bonds are
DD,	extremely speculative and should be valued only on the basis of their value in liquidation or
D	reorganization of the obligor.

      + (Plus) or - (Minus) signs after bond and preferred stock rating symbols (from “AA” to “B”) indicate relative standing within a rating category. They are refinements more closely reflecting strengths and weaknesses and are not to be used as trend indicators.

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PART C

Item 23.     Exhibits

Exhibit
Number		Description

1	—	Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit 1 to Amendment No. 3 to Form N-8B-1 of Registrant, 1940 Act File No. 811-2642).
2	—	By-Laws of the Registrant (incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 17 to Form N-1A of Registrant, 1933 Act File No. 2-57060).
3	—	Not applicable.
4(a)	—	Investment Advisory Agreement (incorporated by reference to Exhibit 5 to Amendment No. 3 to Form N-8B-1 of Registrant, 1940 Act File No. 811-2642).
(b)	—	Form of Sub-Advisory Agreement between Fund Asset Management, L.P. and Merrill Lynch Asset Management U.K. Limited (incorporated by reference to Exhibit 5(a) to Amendment No. 20 to Form N-1A of Registrant, 1940 Act File No. 811-2642).
5	—	Not applicable.
6	—	Not applicable.
7	—	Custody Agreement between The Bank of New York and Registrant (incorporated by reference to Exhibit 8 to Amendment No. 3 to Form N-8B-1 of Registrant, 1940 Act File No. 811-2642).
8(a)	—	Administration Agreement by and among the Registrant, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential-Bache Securities, Inc. and Dean Witter Reynolds Inc. (incorporated by reference to Exhibit (9)a to Post-Effective Amendment No. 4 to Form N-1 of the Registrant, 1933 Act File No. 2-57060).
(b)	—	Agency Agreement between The Bank of New York and Registrant (incorporated by reference to Exhibit (9) to Amendment No. 3 to Form N-8B-1 of Registrant, 1940 Act File No. 811-2642).
(c)	—	Form of Administration Services Agreement between the Registrant and State Street Bank and Trust Company (incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001).
9	—	Opinion and Consent of Clifford Chance Rogers & Wells LLP (formerly Rogers & Wells LLP) (incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 26 of Registrant, 1933 Act File No. 2-57060).
10	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
11	—	Not applicable.
12	—	Not applicable.
13	—	Not applicable.
14	—	Not applicable.
15	—	Code of Ethics (incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/ Africa Fund, Inc. (File No. 33-55843), filed on March 29, 2000).

Item 24.     Persons Controlled by or Under Common Control with the Program

      Not applicable.

Item 25.     Indemnification

      Article VI of the By-Laws of Registrant is incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 21 to Form N-1A of Registrant (1940 Act File No. 811-2642). The Maryland statutory indemnification provision is incorporated by reference to Exhibit (14) to Amendment No. 4 to Form N-8B-1 of Registrant (1940 Act File No. 811-2642).

Item 26.     Business and Other Connections of Investment Adviser

      Fund Asset Management, L.P. (the “Investment Adviser” or “FAM”) acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Master Basic Value Trust, Master Mid Cap Growth Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury HW Funds, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Bond Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, The Asset Program Inc., Merrill Lynch World Income Fund, Inc., and the Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Corporate High Yield Fund IV, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, MuniAssets Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., Muni Yield Pennsylvania Insured Fund, Inc., MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., and Senior High Income Portfolio, Inc.

      Merrill Lynch Investment Managers (“MLIM”), an affiliate of FAM, acts as the investment adviser for the following open-end registered investment companies: Global Financial Services Master Trust, Merrill Lynch Equity Income Fund, Merrill Lynch Natural Resources Trust, Merrill Lynch Short-Term U.S. Government Fund, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., The Asset Program, Inc. and the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and the S&P 500® Protected Equity Fund, Inc. MLIM also acts as subadvisor to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

      The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. also P.O. is Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The

address of Financial Data Services, Inc. (“FDS”) is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

      Set forth below is a list of each officer and director of FAM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 2000 for his own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of FAM and MLIM and all or substantially all of the investment companies advised by FAM and MLIM and described in the first two paragraphs of this Item 26. Mr. Doll is an officer of one or more of such companies.

	Position With Investment	Other Substantial Business,
Name	Adviser	Profession, Vocation or Employment

ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM.
Princeton Services, Inc.	General Partner	General Partner of MLIM.
Robert C. Doll, Jr.	President
President of MLIM; Co-Head (Americas Region) of MLIM from 2000 to 2001; Senior Vice President of MLIM from 1999 to 2001; Director of Princeton Services; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

Terry K. Glenn	Chairman (Americas Region) and Executive Vice President
President, Merrill Lynch Mutual Funds; Executive Vice President of MLIM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; Director of FDS; President of Princeton Administrators, L.P.

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President and Treasurer of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President and Treasurer of FAMD.
Philip L. Kirstein	General Counsel	General Counsel of MLIM; Senior Vice President, Director, General Counsel and Secretary of Princeton Services.
Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD.
Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services.
Mary E. Taylor	Head (Americas Region)	President and Chief Operating Officer of MLIM Canada; Vice President of Merrill Lynch & Co.

      Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Corporate High Yield

Fund IV, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 2000, Inc., Global Financial Services Master Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Mercury Global Holdings, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Natural Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and The Asset Program, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

      Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 2000, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn and Burke are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:

Other Substantial Business,
Name	Position With MLAM U.K.	Profession, Vocation or Employment

Terry K. Glenn	Chairman and Director	Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of Merrill Lynch Mutual Funds; Executive Vice President and Director of Princeton Services; President and Director of FAMD; Director of FDS; President of Princeton Administrators
Nicholas C. D. Hall	Director	Director of Mercury Asset Management Ltd. and the Institutional Liquidity Fund PLC; First Vice President and General Counsel for Merrill Lynch Mercury Asset Management Ltd.
James T. Stratford	Alternate Director	Director of Mercury Asset Management Group Ltd; Head of Compliance, Merrill Lynch Mercury Asset Management
Donald C. Burke	Treasurer	First Vice President and Treasurer of FAM and MLIM; Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD; First Vice President of MLIM from 1997-1999
Carol Ann Langham	Company Secretary	None
Debra Anne Searle	Assistant Company Secretary	None

Item 27.     Principal Underwriters

      Not applicable.

Item 28.     Location of Accounts and Records

      All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and The Bank of New York, 5 Penn Plaza, New York, NY 10286.

Item 29.     Management Services

      Other than as set forth under “Management of the Program — Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement, and under “Investment Advisory and Administration Agreements” in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30.     Undertakings

      Not applicable

SIGNATURES

      Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 29th day of April, 2002.

THE CORPORATE FUND ACCUMULATION
PROGRAM, INC.
(Registrant)

By:	/s/ DONALD C. BURKE

Donald C. Burke, Vice President

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Terry K. Glenn	President and Director (Principal Executive Officer)
* Donald C. Burke	Vice President and Treasurer (Principal Financial and Accounting Officer)
* Ronald W. Forbes	Director
* Cynthia A. Montgomery	Director
* Charles C. Reilly	Director
* Kevin A. Ryan	Director
* (Roscoe S. Suddarth)	Director
* Richard R. West	Director
* Edward D. Zinbarg	Director

*By:	/s/ DONALD C. BURKE Donald C. Burke, Attorney-in-Fact	April 29, 2002

INDEX TO EXHIBITS

Exhibit
Numbers		Description

10	—	Consent of Deloitte & Touche LLP, independent auditors for Registrant.